UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 10, 2012
(Date of earliest event reported)

NOVELOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Gateway Center, Suite 504
Newton, MA 02458
(Address of principal executive offices)

(617) 244-1616
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

Amendment to Class B Common Stock Purchase Warrant

On September 10, 2012, Novelos Therapeutics, Inc. (“Novelos or we”) amended the terms of Class B Warrants with certain investors who held warrants to purchase 5,255,000 shares of our common stock to extend the expiration date for the exercise of such warrants until October 11, 2012.

These warrants had been issued in June 2012 in connection with a registered offering of our common stock, had an expiration date of September 11, 2012 and are exercisable at a price of $1.00 per share.

The form of the amendment entered into with the warrant holders is included as Exhibit 10.1 to this filing and is incorporated herein by reference.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

As described in item 1.01 on September 10, 2012, we amended the terms of the Class B Warrants to extend the termination date of the warrants from September 11, 2012 to October 11, 2012.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title

10.1	Form of Amendment to Class B Common Stock Purchase Warrant

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2012	NOVELOS THERAPEUTICS, INC.

	By:	/s/ Harry S. Palmin
Name: Harry S. Palmin Title: President and Chief Executive Officer

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EXHIBIT INDEX

Number	Title

10.1	Form of Amendment to Class B Common Stock Purchase Warrant

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